Exhibit 10.1

                            nSTOR TECHNOLOGIES, INC.

                             2001 STOCK OPTION PLAN

1.      ESTABLISHMENT, EFFECTIVE DATE AND TERM

nStor Technologies, Inc., a Delaware corporation ("nStor"), hereby establishes the "nStor Technologies, Inc. Inc. 2001 Stock Option Plan" (the "Plan"). The effective date of the Plan shall be October 29, 2001 (the "Effective Date"), which is the date that the Plan was approved and adopted by the Board of Directors of nStor (the "Board"), provided that the Company obtains approval by its shareholders within 12 months of such date. Unless earlier terminated pursuant to Section 18 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

2.      PURPOSE

The purpose of the Plan is to advance the interests of nStor by providing Eligible Individuals (as defined in Section 3 below) with an opportunity to acquire or increase a proprietary interest in nStor which thereby will create a stronger incentive to expend maximum effort for the growth and success of nStor, any parent of nStor (a "Parent") and any subsidiary of nStor (a "Subsidiary") (nStor, Parent and Subsidiary are collectively referred to as the "Company") and will encourage such individuals to remain in the employ of the Company.

3.      ELIGIBILITY

Options (as defined in Section 6 below) may be granted under the Plan to (i) any employee, officer, or director (employee and non-employee directors) of the Company, and (ii) any independent contractor or consultant performing services for the Company, as determined by the Board from time to time on the basis of their importance to the business of nStor (collectively, "Eligible
Individuals"), provided that Incentive Stock Options (as defined in Section 6 below) may only be granted to employees of nStor and certain "subsidiary corporations" or "parent corporations" as described in Section 6 below. An individual may hold more than one Option, subject to such restrictions as are provided herein.

4.      ADMINISTRATION

(a) Board. The Plan shall be administered by the Board, which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan, any Option granted or any Option Agreement (as defined in Section 9 below) entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan, any Option granted or any Option Agreement entered into hereunder. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. Whether an entity is a Parent or Subsidiary of nStor shall be determined by the Board in its sole and absolute discretion. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with nStor's Certificate of Incorporation and By-Laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Option granted or any Option Agreement entered into hereunder shall be final and conclusive.

(b) Committees. The Board may, in its discretion, from time to time appoint one or more committees (the "Committees"). Where appropriate, any reference to the Board in this Plan or an Option Agreement shall also mean such Committees as appointed by the Board. The Board shall appoint a committee consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a "non-employee director" and an "outside director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" for purposes of Section 162(m) of the Code (the "Outside Director Committee"). The Board, in its sole discretion, may provide that the role of the Committees shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committees such powers and authorities related to the administration of the Plan, as set forth in Section 4(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of nStor and applicable law. The Board may remove members, add members, and fill vacancies on the Committees from time to time, all in accordance with nStor's Certificate of Incorporation and By-Laws, and with applicable law. The majority vote of the members of a Committee, or acts reduced to or approved in writing by a majority of the members of a Committee, shall be the valid acts of the Committee.


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(c) No Liability.  No member of the Board or of the  Committees  shall be liable for any action or determination made in good faith with respect to the Plan, any Option granted or any Option Agreement entered into hereunder.

(d) Delegation to the Committees. In the event that the Plan, any Option granted or an Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by a Committee if the power and authority to do so has been delegated to such Committee by the Board as provided for in
Section 4(b) above. Unless otherwise expressly determined by the Board, any such action or determination by a Committee shall be final and conclusive.

5.      COMMON STOCK

The capital stock of nStor that may be issued pursuant to Options granted under the Plan shall be shares of common stock, with $0.05 value per share, of nStor (the "Common Stock"), which shares may be treasury shares or authorized but unissued shares. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall be Five Million (5,000,000), subject to adjustment as provided in Section 15 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Common Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

6.      TYPE OF OPTIONS

Each stock option granted under the Plan (an "Option") may be designated by the Board, in its sole discretion, either as (i) an "incentive stock option" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or (ii) as a non-qualified stock option which is not intended to meet the requirements of
Section 422 of the Code; provided, however, that Incentive Stock Options may only be granted to employees of nStor, any "subsidiary corporation" as defined in Section 424 of the Code or any "parent corporation" as defined in Section 424 of the Code. In the absence of any designation, Options granted under the Plan will be deemed to be non-qualified stock options. The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as incentive stock options under Section 422 of the Code. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified stock options automatically on the date of such failure to continue to meet such requirements without further action by the Board.

7.      GRANT OF OPTIONS

Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of Common Stock on such terms and conditions as the Board may determine. The date on which the Board approves the grant of an Option (or such later date as is specified by the Board) shall be considered the date on which such Option is granted. Any Option granted to a "covered employee" as defined in Section 162(m)(3) of the Code ("Covered Employee") shall be made by the Outside Director Committee. The maximum number of shares of Common Stock subject to Options that may be granted during any calendar year under the Plan to any Covered Employee shall be One Million Five Hundred Thousand (1,500,000).


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8.      LIMITATION ON INCENTIVE STOCK OPTIONS

(a) Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no individual may receive an Incentive Stock Option under the Plan if such individual, at the time the Option is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of nStor, unless (i) the purchase price for each share of Common Stock subject to such Incentive Stock Option is at least 110 percent (110%) of the fair market value of a share of Common Stock on the date of grant (as determined in good faith by the Board) and (ii) such Incentive Stock Option is not exercisable after the date which is five (5) years from the date of grant.

(b) Limitation on Grants. The aggregate fair market value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall be treated as non-qualified Stock options.

9.      OPTION AGREEMENTS

All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by nStor and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

10.     OPTION PRICE

Subject to the provisions of Section 8(a) above, the purchase price of each share of Common Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement; provided that in the case of an Incentive Stock Option granted hereunder, the Option Price shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the Option is granted. If the Common Stock is then listed on any national securities exchange, the fair market value shall be the average of the high and low sale prices of the Common Stock on such exchange for the date as of which fair market value is being determined, as reported in The Wall Street Journal. If trading in the Common Stock does not occur on the date as of which fair market value is being determined, the high and low sale prices of the next preceding date on which the Common Stock was traded shall be used to determine the fair market value. If the Common Stock is not listed on any such exchange, the fair market value shall be determined in good faith by the Board.

11.     TERM AND VESTING OF OPTIONS

(a) Option Period. Subject to the provisions of Section 8(a) and Section 14 hereof, each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten (10) years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option. Notwithstanding the foregoing, the Board may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Board in its discretion may determine; provided, however, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed ten (10) years.

(b) Vesting. Options shall vest in accordance with the terms of the applicable Option Agreement. Notwithstanding the foregoing, the Board may in its discretion provide that any vesting or performance requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

12.     MANNER OF EXERCISE AND PAYMENT

(a) Exercise. An Option that is exercisable hereunder may be exercised by delivery to nStor on any business day, at its principal office, addressed to the attention of the Secretary, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of one hundred (100) shares or the maximum number of shares available for purchase under the Option at the time of exercise.


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(b)  Payment.  Payment  of the  Option  Price for the  shares  of  Common  Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by applicable law and agreed to by the Board in its sole and absolute discretion, through the tender to nStor of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 10 above) on the date of exercise; (iii) to the extent permitted by applicable law and agreed to by the Board in its sole and absolute discretion, by delivering a written direction to nStor that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to nStor by a broker upon receipt of stock certificates from nStor) or a "cashless" exercise/loan procedure (pursuant to which the Optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to nStor whereby the stock certificate or certificates for the shares of Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to nStor cash (or cash equivalents acceptable to nStor) equal to the Option Price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that nStor may, in its judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and agreed to by the Board in its sole and absolute discretion, by the delivery of a promissory note of the Optionee to nStor on such terms as the Board shall specify in its sole and absolute discretion; or (v) by a combination of the methods described in clauses (i), (ii), (iii) and (iv). Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the "cashless" exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

(c) Issuance of Certificates. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such shares of Common Stock. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Common Stock covered thereby are fully paid and issued to him and, except as provided in Section 15 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

(d) Use of Proceeds. The proceeds received by nStor from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of nStor.

13.     TRANSFERABILITY OF OPTIONS

(a) Incentive Stock Options. No Incentive Stock Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

(b) Non-qualified Stock Options. Unless otherwise provided in an Option Agreement, non-qualified stock options shall be transferable to the extent permitted by the Board and by applicable law.

14.     TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY

(a) General. Unless otherwise provided in an Option Agreement, upon the termination of the employment or other service of an Optionee with the Company, other than by reason of Cause (as defined in Section 14(b) below), retirement, death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, the Optionee shall have the right, at anytime within a period not to exceed thirty (30) days after the date of such termination and prior to the termination of the Option pursuant to Section 11(a) above, to exercise, in whole or in part, any portion of the vested option held by such Optionee at the date of the termination. Upon such termination any unvested Option shall expire and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such unvested Option, except as otherwise provided by the Board. Notwithstanding the provisions of this Section 14, the Board may provide, in its discretion, that following the termination of employment or service of an Optionee with Company, for any reason, an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 11(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 11(b) above. Unless otherwise determined by the Board, temporary absence from employment or service because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute a termination of employment or service with the Company.

(b) Cause. Upon a termination of the employment or other service of an Optionee with the Company for Cause (as defined below) any Option granted to such Optionee shall expire and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such Option. For purposes of this Plan, "Cause" means (i) failure or refusal of the Optionee to perform the duties and responsibilities that the Company requires to be performed by him, (ii) gross negligence or willful misconduct by the Optionee in the performance of his duties, (iii) commission by the Optionee of an act of dishonesty affecting the Company, or the commission of an act constituting common law fraud or a felony, or (iv) the Optionee's commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company. Notwithstanding the above, if an Optionee and the Company have entered into an employment agreement or other agreement with the Company which defines the term "Cause" for purposes of such agreement, "Cause" for purposes of this Plan shall be defined pursuant to the definition in such agreement rather than the definition set forth above. The Board shall determine whether Cause exists for purposes of this Plan and such determination shall be final, conclusive and binding on the Optionees.

(c) Retirement. If an Optionee terminates employment or service with the Company by reason of retirement, the Optionee has the right, at any time within a period not to exceed one (1) year after the date of Optionee's retirement and prior to the termination of the Option pursuant to Section 11(a) above, to exercise, in whole or in part, any portion of the vested Option held by such Optionee at the date of such Optionee's retirement; provided, however, that in the case of an Incentive Stock Option, if an Optionee terminates employment or service with the Company by reason of retirement, and the Optionee exercises the Option more than three (3) months after the date of Optionee's retirement, the Option shall automatically be re-designated as a non-qualified stock option without any action by the Board. Upon such termination the Optionee's unvested Options shall expire and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such unvested Option except as otherwise provided by the Board. For purposes of this Plan retirement shall mean a termination of employment or service with the Company at or after the age of 65 by any reason other than Cause, death or permanent and total disability.

(d) Death or Disability. If an Optionee terminates employment or service with the Company by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), the Optionee or the Optionee's estate or the devisee named in the Optionee's valid last will and testament or the Optionee's heir at law who inherits the Option (whichever is applicable) has the right, at any time within a period not to exceed one (1) year after the date of such Optionee's death or "permanent and total disability" and prior to termination of the Option pursuant to Section 11(a) above, to exercise, in whole or in part, any portion of the vested Option held by such Optionee at the date of such Optionee's death or "permanent and total disability." Upon such termination the Optionee's unvested Options shall expire and the Optionee, the Optionee's estate, devisee or heir at law shall have no further right to purchase shares of Common Stock pursuant to such unvested Option except as otherwise provided by the Board.

15. RECAPITALIZATION, REORGANIZATIONS, CHANGE IN CONTROL AND OTHER CORPORATE EVENTS

(a) Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of nStor by reason of any recapitalization, reclassification, reorganization (other than as described in Section 15(b) below), stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of nStor or other increase or decrease in such shares effected without receipt of consideration by nStor occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Board (i) in the aggregate number and kind of shares of Common Stock available under the Plan, (ii) in the number and kind of shares of Common Stock issuable upon exercise of outstanding Options granted under the Plan, and (iii) in the Option Price per share of outstanding Options granted under the Plan.


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(b) Reorganization or Change in Control.  Unless otherwise provided in an Option
Agreement, in the event of a Reorganization (as defined below) of nStor or a Change in Control (as defined below) of nStor, the Board may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Options may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan and/or (ii) that Options shall terminate, provided however, that Optionee shall have the right, immediately prior to the occurrence of such Reorganization or Change in Control and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part. In the event that the Board does not terminate an Option upon a Reorganization of nStor then each outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization. For purposes of this Plan a "Reorganization" of an entity shall be deemed to occur if such entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which
said  entity  is  not  the  surviving   entity,   if  such  entity  disposes  of
substantially  all of its  assets,  or if such  entity is a party to a spin-off,
split-off,  split-up  or  similar  transaction;   provided,  however,  that  the
transaction shall not be a Reorganization if nStor, any Parent or any Subsidiary is the surviving entity. For purposes of the Plan, a "Change in Control" shall be deemed to occur if any person or group of persons shall acquire direct or indirect beneficial ownership (whether as a result of stock ownership, revocable or irrevocable proxies or otherwise) of securities of an entity, pursuant to one or more transactions, such that after consummation and as a result of such transaction, such person has direct or indirect beneficial ownership of 50% or more of the total combined voting power of the Common Stock. For purposes of the Plan, a "person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or Subsidiary, and "beneficial ownership" shall be determined in accordance with Rule 13d-3 under the Exchange Act.

(c) Change in Status of Parent or Subsidiary. Unless otherwise provided in an Option Agreement, in the event of a Change in Control or Reorganization of a Parent or Subsidiary, or in the event that a Parent or Subsidiary ceases to be a Parent or Subsidiary, the Board may, in its sole and absolute discretion, (i) provide on a case by case basis that some or all outstanding Options held by an Optionee employed by or performing service for such Parent or Subsidiary may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan and/or (ii) treat the employment or other services of an Optionee employed by such Parent or Subsidiary as terminated if such Optionee or Recipient is not employed by nStor or any Parent or Subsidiary immediately after such event.

(d) Dissolution or Liquidation. Upon the dissolution or liquidation of nStor, the Plan shall terminate, and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 15(d), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 11(b) above.

(e) Adjustments. Adjustments under this Section 15 related to stock or securities of nStor shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

(f) No Limitations. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of nStor to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

16.     NON-EMPLOYEE DIRECTOR GRANTS

(a) Initial Grants. Each category of Non-Employee Director (as defined below) of the Company described below shall be automatically granted an Option to purchase shares of Common Stock of the Company in the amounts, and effective as of the dates, set forth below:

(i) for any Non-Employee Director elected by the shareholders of the Company subsequent to the Effective Date, such number of shares of Common Stock as the Board may determine, to be effective as of the date of such Non-Employee Director's election to the Board; and

(ii) for any Non-Employee Director appointed by the Board subsequent to the Effective Date, such number of shares of common Stock as the Board may determine, to be effective at the time such Non-Employee Director's appointment to the Board becomes effective.

For purposes of this Plan, Non-Employee Director shall have the meaning ascribed to such term in Rule 16b-3 promulgated under the Exchange Act.

(b) Annual Grants. Each Non-Employee Director shall automatically be granted, effective each anniversary of his appointment to the Board, an Option to purchase 20,000 shares of Common Stock.

(c) Option Price. The option price of each Share subject to an Option granted to an Non-Employee Director shall be the Fair Market Value of the Common Stock on the date the Option is granted.

(d) Exercise of Options. All Options granted to a Non-Employee Director shall become exercisable on the first anniversary of the Date of Grant provided, however, that such Non-Employee Director continues to serve as a member of the Company's Board as of such date. Options may be exercised by the Non-Employee Director for a period of ten years from the date of grant provided, however, that in the event of the death of a Non-Employee Director, the Option shall be exercisable only within the twelve months next succeeding the date of death, and then only (i) by the executor or administrator of the Non-Employee Director's estate or by the person or persons to whom the Non-Employee Director's rights under the Option shall pass by the Non-Employee Director's will or the laws of descent and distribution, and (ii) if and to the extent that the Non-Employee Director was entitled to exercise the Option at the date of the Non-Employee Director's death, provided that in no event shall the Option be exercisable more than ten years after the Date of Grant.

17.     REQUIREMENTS OF LAW

(a) Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option to comply with any law or regulation of any governmental authority.

(b) Registration. At the time of any exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or Optionee's heirs, legatees or legal representative, as the case may be), as a condition to the grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or Optionee's heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to Company in its sole discretion. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option, or to cause the exercise of an Option or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

(c) Withholding. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person's wages or compensation due to such person, or (iv) requiring the Optionee to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

(d) Governing Law. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

18.     AMENDMENT AND TERMINATION OF THE PLAN

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Options have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of nStor at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of nStor shall be required for any amendment (i) that changes the requirements as to Eligible Individuals to receive Options under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Options that are granted under the Plan (except as permitted under Section 15 hereof), or (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation
Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded. Except as permitted under Section 15 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

19.     DISCLAIMER OF RIGHTS

No provision in the Plan, any Option granted or any Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any Option holder, at any time, or to terminate any employment or other relationship between any individual and the Company. A holder of an Option shall not be deemed for any purpose to be a stockholder of nStor with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 15 hereof.

20.     NONEXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.

21.     SEVERABILITY

If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

22.     NOTICES

Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to nStor, to its principal place of business, attention: Stock Option Administrator, and if to the holder of an Option, to the address as appearing on the records of the Company.